UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2005


                  DataLogic International, Inc.
      ______________________________________________________
      (Exact name of registrant as specified in its charter)



            Delaware                    0-30382              33-0755473
 _____________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
        of incorporation)                                  Identification No.)


    18301 Von Karman Ave, Suite 250, Irvine, California 92612
    __________________________________________________________
             (Address of principal executive offices)



                          (949) 260-0120
       ___________________________________________________
       (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))



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ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

     As previously reported, we entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchaser") in connection with the private placement of a convertible term note issued by the company in the principal amount of $3,000,000 due June 25, 2007 (the "Note"), and a common stock purchase warrant (the "Warrant"). We also entered into related security documents and a Registration Rights Agreement. The Note is convertible into shares of our common stock, $.001 par value (the "Common Stock") at a fixed conversion rate of $0.66, subject to certain limitations, and bears an interest rate of prime plus 2%. We filed a registration statement on Form SB-2 for the shares underlying the Note and the Warrant, which became effective on August 16, 2004. On January 28, 2005, we amended the Note and related agreements. This first amendment was reported on Form 8-K dated January 28, 2005 (SEC Accession Number 0001023175-05-000008).

     On August 17, 2005, we amended the Note and related agreements a second time to provide that the fixed conversion price for the first $950,000 aggregate principal amount of the Note converted on or after August 17, 2005 shall be $0.32. After the first $950,000 is converted, the fixed conversion price shall revert to $0.60. In connection with this amendment, we are filing a Rule 424(b) supplement to our registration statement on Form SB-2.

     A copy of the Omnibus Amendment to the Secured Convertible Term Note is set forth as an exhibit to this report and is incorporated herein by reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.1 Securities Purchase Agreement dated June 25, 2004, by and between DataLogic International Group, Inc. and Laurus Master Fund, Ltd.(1)
10.2 Secured Convertible Term Note dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd. (1)
10.3 Registration Rights Agreement dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd. (1)
10.4  Amendment No. 1 to Secured Convertible Term Note (2)
10.5  Amendment No. 2 to Secured Convertible Term Note (the "Omnibus
      Amendment")

(1) Filed as exhibits to the company's report on Form 8-K dated June 25, 2004 (SEC Accession Number 0001023175-04-000124)
(2) Filed as exhibits to the company's report on Form 8-K dated January 28, 2005 (SEC Accession Number 0001023175-05-000008)

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005                  DATALOGIC INTERNATIONAL, INC.
                                       a Delaware corporation

                                       By: /s/ Keith Moore
                                       _________________________________
                                       Name: Keith Moore
                                       Title: Chief Executive Officer